FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2018 Fourth Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used non-GAAP operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Non-GAAP operating income for the periods presented consists of net income adjusted to exclude the initial impact of changes in federal statutory income tax rates and tax laws, realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equity securities.

We use non-GAAP operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our non-GAAP operating performance without the impact of these items enhances the analysis of our results. We use non-GAAP operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: During the third quarter of 2018, we voluntarily changed our accounting policy for low income housing tax credit (LIHTC) investments. The accounting change is applied retrospectively to our financial statements and all prior financial information in this exhibit has been adjusted to reflect this change. For further details on the accounting change, see Note 1 to our consolidated financial statements in our Form 10-Q for the quarter ended September 30, 2018.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31, 2018	December 31, 2017
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2018 - $6,856,277; 2017 - $6,757,250)	$7,033,045	$7,291,967
Equity securities - at fair value (cost: 2018 - $93,564; 2017 - $96,715)	92,857	104,145
Mortgage loans	1,039,829	971,812
Real estate	1,543	1,543
Policy loans	197,366	191,398
Short-term investments	15,713	17,007
Other investments	33,765	42,371
Total investments	8,414,118	8,620,243

Cash and cash equivalents	19,035	52,696
Securities and indebtedness of related parties	60,962	47,823
Accrued investment income	74,524	76,468
Amounts receivable from affiliates	3,812	3,561
Reinsurance recoverable	102,386	108,948
Deferred acquisition costs	418,802	302,611
Value of insurance in force acquired	10,385	4,560
Current income taxes recoverable	4,807	6,764
Other assets	163,518	177,764
Assets held in separate accounts	561,281	651,963

Total assets	$9,833,630	$10,053,401

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31, 2018	December 31, 2017
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,403,125	$5,299,961
Traditional life insurance and accident and health products	1,802,346	1,750,504
Other policy claims and benefits	51,298	44,475
Supplementary contracts without life contingencies	303,627	322,630
Advance premiums and other deposits	260,252	267,023
Amounts payable to affiliates	1,461	1,164
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	75,449	130,425
Other liabilities	93,532	111,131
Liabilities related to separate accounts	561,281	651,963
Total liabilities	8,649,371	8,676,276

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,707,402 in 2018 and 24,919,113 shares in 2017	152,652	153,589
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2018 and 2017	72	72
Accumulated other comprehensive income	91,318	284,983
Retained earnings	937,097	935,423
Total FBL Financial Group, Inc. stockholders' equity	1,184,139	1,377,067
Noncontrolling interest	120	58
Total stockholders' equity	1,184,259	1,377,125
Total liabilities and stockholders' equity	$9,833,630	$10,053,401

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2018	2017	2018	2017
Revenues:
Interest sensitive product charges	$30,624	$26,275	$122,789	$112,936
Traditional life insurance premiums	49,600	49,547	198,312	195,330
Net investment income	83,865	107,347	394,618	415,199
Net realized capital gains (losses)	(5,661)	—	(7,276)	599

Total other-than-temporary impairment losses	(3,982)	(1,420)	(5,072)	(1,553)
Non-credit portion in other comprehensive income	74	—	74	—
Net impairment losses recognized in earnings	(3,908)	(1,420)	(4,998)	(1,553)
Other income	4,116	3,689	16,181	15,400
Total revenues	158,636	185,438	719,626	737,911

Benefits and expenses:
Interest sensitive product benefits	59,626	63,661	253,753	251,878
Traditional life insurance benefits	41,860	44,826	175,209	173,023
Policyholder dividends	2,539	2,543	10,130	10,140
Underwriting, acquisition and insurance expenses	44,434	36,649	152,055	134,878
Interest expense	1,213	1,212	4,851	4,850
Other expenses	6,314	4,520	22,595	18,382
Total benefits and expenses	155,986	153,411	618,593	593,151
	2,650	32,027	101,033	144,760
Income tax benefit (expense)	2,812	72,000	(11,650)	39,983
Equity income (loss), net of related income taxes	998	(39)	4,439	2,590
Net income	6,460	103,988	93,822	187,333
Net income attributable to noncontrolling interest	(45)	(8)	(29)	(28)
Net income attributable to FBL Financial Group, Inc.	$6,415	$103,980	$93,793	$187,305

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$8,772	$116,868	$(94,392)	$274,507

Earnings per common share	$0.26	$4.15	$3.76	$7.47
Earnings per common share - assuming dilution	$0.26	$4.15	$3.75	$7.47

Cash dividends per common share	$0.46	$0.44	$1.84	$1.76
Special cash dividend per common share	$—	$—	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Revenues:
Interest sensitive product charges	$26,275	$30,098	$30,906	$31,161	$30,624
Traditional life insurance premiums	49,547	49,497	51,091	48,124	49,600
Net investment income	107,347	101,022	103,974	105,757	83,865
Net realized capital gains (losses)	—	(1,747)	841	(709)	(5,661)

Total other-than-temporary impairment losses	(1,420)	(1,040)	—	(50)	(3,982)
Non-credit portion in other comprehensive income	—	—	—	—	74
Net impairment losses recognized in earnings	(1,420)	(1,040)	—	(50)	(3,908)
Other income	3,689	4,600	3,637	3,828	4,116
Total revenues	185,438	182,430	190,449	188,111	158,636

Benefits and expenses:
Interest sensitive product benefits	63,661	61,345	62,637	70,145	59,626
Traditional life insurance benefits	44,826	45,456	43,725	44,168	41,860
Policyholder dividends	2,543	2,551	2,560	2,480	2,539
Underwriting, acquisition and insurance expenses	36,649	39,577	37,210	30,834	44,434
Interest expense	1,212	1,213	1,213	1,212	1,213
Other expenses	4,520	5,593	5,627	5,061	6,314
Total benefits and expenses	153,411	155,735	152,972	153,900	155,986
	32,027	26,695	37,477	34,211	2,650
Income tax benefit (expense)	72,000	(3,813)	(5,831)	(4,818)	2,812
Equity income (loss), net of related income taxes	(39)	660	1,139	1,642	998
Net income	103,988	23,542	32,785	31,035	6,460
Net loss (income) attributable to noncontrolling interest	(8)	23	18	(25)	(45)
Net income attributable to FBL Financial Group, Inc.	$103,980	$23,565	$32,803	$31,010	$6,415

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$116,868	$(69,327)	$(22,727)	$(11,110)	$8,772

Earnings per common share	$4.15	$0.94	$1.31	$1.24	$0.26
Earnings per common share - assuming dilution	$4.15	$0.94	$1.31	$1.24	$0.26

Cash dividends per common share	$0.44	$0.46	$0.46	$0.46	$0.46
Special cash dividend per common share	$—	$1.50	$—	$—	$—

Weighted average common shares outstanding (in thousands):
Basic	25,039	25,004	24,917	24,919	24,888
Effect of dilutive securities	18	16	13	11	10
Diluted	25,057	25,020	24,930	24,930	24,898

FBL Financial Group, Inc.
Net Income to Non-GAAP Operating Income Reconciliation and Pre-tax Non-GAAP Operating Income by Segment
(Dollars in thousands, except per share data)

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018

Net income attributable to FBL Financial Group, Inc.	$103,980	$23,565	$32,803	$31,010	$6,415
Net income adjustments:
Impact of change in federal tax rate (1)	(81,157)	—	—	(617)	—
Realized gains/losses on investments (2)(3)	656	2,223	(694)	603	7,414
Change in net unrealized gains/losses on derivatives (2)	(476)	509	(194)	876	4,997
Non-GAAP operating income	$23,003	$26,297	$31,915	$31,872	$18,826

Non-GAAP operating income per common share - assuming dilution	$0.92	$1.05	$1.28	$1.28	$0.75

Non-GAAP operating return on equity, excluding AOCI - last twelve months	10.0%	10.0%	9.7%	10.5%	10.0%
Non-GAAP operating return on equity, including AOCI - last twelve months	8.3%	8.3%	8.1%	9.0%	8.8%

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Impact of Adjustments on FBL Net Income
Initial impact of the Tax Act (1)	$81,157	$—	$—	$617	$—
Realized gains (losses) on investments and change in net unrealized gains/losses on equity securities and derivatives	(791)	(3,995)	1,357	(2,658)	(19,216)
Offsets: (4)
Change in amortization	(90)	338	(226)	725	945
Reserve change on interest sensitive products	79	199	(7)	60	2,561
Income tax	622	726	(236)	394	3,299
Net impact of net income adjustments	$80,977	$(2,732)	$888	$(862)	$(12,411)

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Pre-tax non-GAAP operating income by segment:
Annuity segment	$17,211	$16,582	$15,998	$18,179	$12,087
Life Insurance segment	9,856	10,897	16,381	11,958	8,444
Corporate and Other segment	5,694	3,533	5,434	7,999	(953)
Total pre-tax non-GAAP operating income	32,761	31,012	37,813	38,136	19,578
Income taxes on non-GAAP operating income	(9,758)	(4,715)	(5,898)	(6,264)	(752)
Non-GAAP operating income	$23,003	$26,297	$31,915	$31,872	$18,826

(1)
During the third quarter of 2018, we adjusted the provisional estimate of the impact of the Tax Act on our deferred tax assets and liabilities as of December 31, 2017. See Note 5 to our consolidated financial statements in Form 10-Q for the quarter ended September 30, 2018 for additional information.

(2) Amounts are net of offsets related to changes in amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

(3)	Beginning in 2018, amount includes changes in net unrealized gains/losses on equity securities.
(4) The items excluded from non-GAAP operating income impact the amortization of deferred acquisition costs, value of business acquired and unearned revenue reserve. Certain interest sensitive reserves as well as income taxes are also impacted.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and index annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax non-GAAP operating income. Accordingly, income taxes are not allocated to the segments. In addition, non-GAAP operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Annuity Segment

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$1,032	$1,202	$1,217	$1,280	$1,474
Net investment income (1)	56,275	56,233	55,198	54,144	53,248
Total non-GAAP operating revenues	57,307	57,435	56,415	55,424	54,722

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits	31,096	31,286	31,393	29,037	32,299
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	611	504	518	374	631
Amortization of deferred acquisition costs	2,690	3,065	3,070	2,319	2,789
Amortization of value of insurance in force acquired	169	172	172	165	165
Other underwriting expenses (1)	5,530	5,826	5,264	5,350	6,751
Total underwriting, acquisition and insurance expenses	9,000	9,567	9,024	8,208	10,336
Total non-GAAP operating benefits and expenses	40,096	40,853	40,417	37,245	42,635
Pre-tax non-GAAP operating income	$17,211	$16,582	$15,998	$18,179	$12,087

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,470,721	$4,586,256	$4,576,410	$4,596,422	$4,489,765
Deferred acquisition costs	92,116	92,400	92,377	92,442	93,819
Value of insurance in force acquired	3,526	3,354	3,182	3,017	2,852

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,963,187	$4,110,232	$4,075,995	$4,096,314	$4,036,152
Other insurance reserves	355,877	352,747	346,270	344,963	338,646
Allocated equity, excluding AOCI	272,101	272,242	269,758	270,918	266,863

Other data:
Number of direct contracts	53,250	52,991	53,184	52,925	52,911

Portfolio yield net of assumed defaults	4.50%	4.47%	4.44%	4.43%	4.48%
Credited rate	2.56	2.56	2.56	2.57	2.58
Spread on individual annuities at end of quarter (2)	1.94%	1.91%	1.88%	1.86%	1.90%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,082,310	$3,109,789	$3,134,862	$3,171,359	$3,176,881
Deposits	66,097	76,067	76,725	53,584	67,075
Withdrawals, surrenders and death benefits	(49,428)	(60,623)	(53,788)	(62,234)	(59,661)
Net flows	16,669	15,444	22,937	(8,650)	7,414

Policyholder interest	20,817	20,363	20,787	20,524	20,824
Annuitizations and other	(10,007)	(10,734)	(7,227)	(6,352)	(10,812)
Balance, end of period	3,109,789	3,134,862	3,171,359	3,176,881	3,194,307
Other interest sensitive reserves	853,398	975,370	904,636	919,433	841,845
Total interest sensitive product reserves	$3,963,187	$4,110,232	$4,075,995	$4,096,314	$4,036,152

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.6 million) and an increase in other underwriting expenses ($1.9 million).

(2)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Life Insurance Segment

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$14,230	$18,059	$19,079	$18,876	$18,471
Traditional life insurance premiums	49,547	49,497	51,091	48,124	49,600
Net investment income (1)	41,118	40,250	39,764	39,654	38,335
Other income	(140)	(79)	(353)	(108)	(66)
Total non-GAAP operating revenues	104,755	107,727	109,581	106,546	106,340

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits (2)	9,506	8,393	9,093	8,697	10,103
Death benefits and other (2)	13,204	15,241	14,709	18,475	16,661
Total interest sensitive product benefits	22,710	23,634	23,802	27,172	26,764
Traditional life insurance benefits:
Death benefits	23,707	23,735	19,297	21,888	20,001
Surrender and other benefits	8,642	10,144	10,392	8,110	9,196
Increase in traditional life future policy benefits (2)	12,477	11,578	14,022	14,170	12,666
Total traditional life insurance benefits	44,826	45,457	43,711	44,168	41,863
Policyholder dividends	2,543	2,551	2,560	2,480	2,539
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,919	4,923	4,715	4,200	5,275
Amortization of deferred acquisition costs	4,816	4,436	4,498	2,148	4,182
Amortization of value of insurance in force acquired	375	373	373	373	373
Other underwriting expenses (1)	14,448	16,151	14,833	14,907	17,893
Total underwriting, acquisition and insurance expenses	24,558	25,883	24,419	21,628	27,723
Total non-GAAP operating benefits and expenses	94,637	97,525	94,492	95,448	98,889
	$10,118	$10,202	$15,089	$11,098	$7,451
Equity income (loss), before tax	(262)	695	1,292	860	993
Pre-tax non-GAAP operating income	$9,856	$10,897	$16,381	$11,958	$8,444

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,935,517	$2,967,238	$3,006,593	$3,031,624	$3,060,235
Deferred acquisition costs	287,421	291,212	294,365	298,368	308,937
Value of insurance in force acquired	15,904	15,531	15,157	14,784	14,411

Liabilities and equity:
Liabilities: (3)
Interest sensitive reserves	$944,690	$953,635	$966,032	$979,858	$989,513
Other insurance reserves	1,951,565	1,964,649	1,976,014	1,995,675	2,001,449
Allocated equity, excluding AOCI	396,571	439,031	442,808	450,927	452,274

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Life Insurance Segment (Continued)

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	365,382	364,757	364,339	364,412	365,909
Number of direct policies - universal life	66,382	66,939	67,466	67,951	69,832
Direct face amounts - traditional life	$50,841,581	$51,159,302	$51,524,879	$51,833,952	$52,191,204
Direct face amounts - universal life	$7,275,994	$7,383,996	$7,483,427	$7,539,216	$7,777,370

Portfolio yield net of assumed defaults	5.07%	5.04%	4.99%	4.98%	5.02%
Credited rate	3.69	3.70	3.73	3.76	3.78
Spread on universal life at end of quarter (4)	1.38%	1.34%	1.26%	1.22%	1.24%

Interest sensitive reserve activity: (3)
Balance, beginning of period	$930,850	$944,690	$953,635	$966,032	$979,858
Deposits	26,267	27,847	29,415	26,617	29,660
Withdrawals and surrenders	(5,672)	(8,110)	(7,708)	(7,577)	(7,778)
Net flows	20,595	19,737	21,707	19,040	21,882

Policyholder interest	8,806	7,752	8,386	7,827	7,297
Policy charges	(15,008)	(18,807)	(19,248)	(19,129)	(19,736)
Benefits and other	(553)	263	1,552	6,088	212
Balance, end of period	$944,690	$953,635	$966,032	$979,858	$989,513

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.4 million) and an increase in other underwriting expenses ($3.6 million).

(2)
During the fourth quarter of 2018 we incurred additional charges due to updating the estimate of the impact of an immaterial error related to policy benefits on a closed block of interest sensitive whole life business. The correction, along with accrued interest, resulted in increases to interest credited ($2.0 million), interest sensitive death benefits ($3.3 million) and traditional life future policy benefits ($0.2 million).

(3)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(4)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Corporate and Other

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Pre-tax Non-GAAP Operating Income (Loss)		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$11,252	$11,021	$11,102	$10,494	$11,005
Net investment income (1)	8,788	8,411	8,777	8,349	7,735
Other income	3,829	4,679	3,990	3,936	4,182
Total non-GAAP operating revenues	23,869	24,111	23,869	22,779	22,922

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits	9,410	9,342	7,714	8,465	8,944
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	716	680	667	684	631
Amortization of deferred acquisition costs	904	2,512	1,876	(1,148)	5,629
Other underwriting expenses	1,607	1,402	1,506	1,698	1,369
Total underwriting, acquisition and insurance expenses	3,227	4,594	4,049	1,234	7,629
Interest expense	1,212	1,213	1,213	1,212	1,213
Other expenses (1)	4,520	5,593	5,627	5,061	6,314
Total non-GAAP operating benefits and expenses	18,369	20,742	18,603	15,972	24,100
	5,500	3,369	5,266	6,807	(1,178)
Net loss (income) attributable to noncontrolling interest	(8)	23	18	(25)	(45)
Equity income, before tax	202	141	150	1,217	270
Pre-tax non-GAAP operating income (loss)	$5,694	$3,533	$5,434	$7,999	$(953)

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$671,857	$680,285	$678,014	$684,541	$688,057
Deferred acquisition costs	70,247	68,202	66,315	69,887	62,778
Separate account assets	651,963	638,751	638,061	651,797	561,281

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$369,726	$369,022	$367,937	$371,502	$372,056
Other insurance reserves	93,754	91,305	89,427	89,389	86,324
Separate account liabilities	651,963	638,751	638,061	651,797	561,281
Allocated equity, excluding AOCI	420,412	351,866	369,593	379,918	370,684

Rollforward of separate account balances:
Beginning separate account balance	$637,746	$651,963	$638,751	$638,061	$651,797
Net premiums and transfers	4,745	6,667	6,264	836	3,518
Net investment income (loss)	26,039	(3,424)	11,995	28,717	(77,872)
Charges, benefits and surrenders	(16,567)	(16,455)	(18,949)	(15,817)	(16,162)
Ending separate account balance	$651,963	$638,751	$638,061	$651,797	$561,281

Other data:
Number of direct contracts - variable annuity	9,857	9,671	9,491	9,343	9,217
Number of direct policies - variable universal life	36,986	36,548	36,056	35,613	35,160
Direct face amounts - variable universal life	$4,549,732	$4,501,972	$4,440,315	$4,388,771	$4,321,462

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.1 million) and an increase in other expenses ($1.0 million).

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
		(Dollars in thousands)
Annuity
Balance - beginning of period	$91,802	$92,116	$92,400	$92,377	$92,442
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	(103)	—	—
Capitalization:
Commissions	2,681	2,972	2,892	2,119	2,994
Expenses	237	283	313	291	433
Deferral of sales inducements	124	129	—	—	—
Total capitalization	3,042	3,384	3,205	2,410	3,427
Amortization - non-GAAP operating basis, before impact of unlocking	(2,762)	(3,157)	(3,137)	(2,616)	(2,857)
Amortization - unlocking, non-GAAP operating basis	—	—	—	249	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	34	57	12	22	807
Balance - end of period	$92,116	$92,400	$92,377	$92,442	$93,819

Life Insurance
Balance - beginning of period	$282,116	$287,421	$291,212	$294,365	$298,368
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	(357)	—	—
Capitalization:
Commissions	7,250	5,505	5,068	4,279	9,724
Expenses	2,309	2,391	2,559	2,257	3,230
Deferral of sales inducements	595	355	257	163	1,746
Total capitalization	10,154	8,251	7,884	6,699	14,700
Amortization - non-GAAP operating basis, before impact of unlocking	(4,973)	(4,566)	(4,679)	(4,416)	(4,360)
Amortization - unlocking, non-GAAP operating basis	—	—	—	2,009	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	124	106	305	(289)	229
Balance - end of period	$287,421	$291,212	$294,365	$298,368	$308,937

Corporate and Other
Balance - beginning of period	$71,038	$70,247	$68,202	$66,315	$68,101
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	(30)	—	—
Capitalization:
Commissions	113	142	120	86	114
Deferral of sales inducements	7	4	2	2	15
Total capitalization	120	146	122	88	129
Amortization - non-GAAP operating basis, before impact of unlocking	(902)	(2,568)	(1,910)	(1,240)	(5,687)
Amortization - unlocking, non-GAAP operating basis	—	—	—	2,458	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(9)	377	(69)	480	235
Balance - end of period	$70,247	$68,202	$66,315	$68,101	$62,778

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
		(Dollars in thousands)
Total
Balance - beginning of period	$444,956	$449,784	$451,814	$453,057	$458,911
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	(490)	—	—
Capitalization:
Commissions	10,044	8,619	8,080	6,484	12,832
Expenses	2,546	2,674	2,872	2,548	3,663
Deferral of sales inducements	726	488	259	165	1,761
Total capitalization	13,316	11,781	11,211	9,197	18,256
Amortization - non-GAAP operating basis, before impact of unlocking	(8,637)	(10,291)	(9,726)	(8,272)	(12,904)
Amortization - unlocking, non-GAAP operating basis	—	—	—	4,716	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	149	540	248	213	1,271
Balance - end of period	449,784	451,814	453,057	458,911	465,534
Impact of unrealized gains in AOCI	(147,173)	(93,953)	(65,530)	(46,865)	(46,732)
Deferred acquisition costs	$302,611	$357,861	$387,527	$412,046	$418,802

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Non-GAAP Operating Income

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$—	$—	$13	$—
Amortization of deferred acquisition costs	—	—	—	236	—
Changes in reserves reported in interest sensitive product benefits	—	—	—	—	—
Increase to pre-tax non-GAAP operating income	$—	$—	$—	$249	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$—	$—	$420	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	—	(209)	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	—	—	65	—
Amortization of deferred acquisition costs	—	—	—	2,152	—
Changes in reserves reported in interest sensitive product benefits	—	—	—	(4,755)	—
Decrease to pre-tax non-GAAP operating income	$—	$—	$—	$(2,327)	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$—	$—	$(667)	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	—	76	—
Amortization of deferred acquisition costs	—	—	—	2,382	—
Changes in reserves reported in interest sensitive product benefits	—	—	—	—	—
Increase to pre-tax non-GAAP operating income	$—	$—	$—	$1,791	$—

Total impact of unlocking on pre-tax non-GAAP operating income	$—	$—	$—	$(287)	$—

FBL Financial Group, Inc.
Collected Premiums (1)

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$17,575	$17,554	$22,514	$14,593	$21,256
Renewal	18,621	20,875	16,446	11,371	14,361
Total fixed rate	36,196	38,429	38,960	25,964	35,617
Index annuity	30,174	37,665	37,442	29,183	33,337
Total individual	66,370	76,094	76,402	55,147	68,954
Group	2,115	2,716	3,436	1,186	1,503
Total Annuity	68,485	78,810	79,838	56,333	70,457

Life Insurance
Direct:
Universal life:
First year	4,746	7,157	7,962	7,140	6,625
Renewal	18,868	19,848	20,602	18,887	20,764
Total universal life	23,614	27,005	28,564	26,027	27,389
Participating whole life:
First year	3,304	2,695	3,537	3,249	2,658
Renewal	24,058	24,281	24,244	22,269	23,761
Total participating whole life	27,362	26,976	27,781	25,518	26,419
Term life and other:
First year	2,738	2,718	2,751	2,513	2,861
Renewal	25,583	26,620	26,538	25,995	26,656
Total term life and other	28,321	29,338	29,289	28,508	29,517
Total direct life insurance	79,297	83,319	85,634	80,053	83,325
Reinsurance	(6,902)	(7,056)	(7,734)	(6,186)	(7,126)
Total Life Insurance	72,395	76,263	77,900	73,867	76,199

Corporate and Other
Variable, net of reinsurance	12,554	14,529	13,575	11,424	10,447
Accident and health, net of reinsurance	217	55	42	43	271
Total Corporate and Other	12,771	14,584	13,617	11,467	10,718

Total collected premiums	$153,651	$169,657	$171,355	$141,667	$157,374

(1)	Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2017	2018	2018	2018	2018
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$—	$27,000	$—	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	97,000	124,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,089,084	1,063,139	1,082,159	1,101,762	1,089,821
Total capitalization, excluding AOCI	1,189,084	1,163,139	1,209,159	1,201,762	1,189,821

Accumulated other comprehensive income	284,983	186,222	131,081	88,961	91,318
Total capitalization, including AOCI	$1,474,067	$1,349,361	$1,340,240	$1,290,723	$1,281,139

Common shares outstanding	24,930,526	24,837,976	24,818,209	24,818,209	24,718,815

Book Value per Share:
Excluding AOCI	$43.68	$42.80	$43.60	$44.39	$44.09
Including AOCI	55.12	50.30	48.89	47.98	47.78

Debt-to-Capital Ratio:
Excluding AOCI	8.1%	8.3%	10.2%	8.1%	8.2%
Including AOCI	6.5	7.1	9.2	7.5	7.6

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.0%	4.1%	5.1%	4.0%	4.1%
Including AOCI	3.3	3.6	4.6	3.8	3.8

Class A Common Ownership:
Iowa Farm Bureau Federation	59.2%	59.5%	59.5%	59.5%	59.7%
Public	40.8	40.5	40.5	40.5	40.3
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2017	2018	2018	2018	2018

Investment by Type:
Fixed maturity securities	60.7%	59.3%	58.0%	57.2%	57.5%
Residential mortgage-backed	6.0	6.4	7.0	7.2	7.2
Commercial mortgage-backed	8.2	9.2	10.1	10.2	10.4
Other asset-backed	9.7	9.5	9.2	9.0	8.4
Mortgage loans	11.3	11.3	11.5	12.0	12.4
Equity securities	1.5	1.2	1.2	1.2	1.1
Other	2.6	3.1	3.0	3.2	3.0

Quality of Fixed Maturity Securities:
AAA, AA, A	65.4%	66.1%	67.6%	68.0%	68.3%
BBB	31.1	30.4	29.5	29.2	29.3
BB	2.4	2.5	2.0	1.8	1.5
<BB	1.1	1.0	0.9	1.0	0.9

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,192	1,168	1,132	1,145	1,190
6 life partner states and Colorado	648	657	655	665	649
	1,840	1,825	1,787	1,810	1,839

FBL Financial Group, Inc.
Income Taxes
(Dollars in thousands)

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018

Income tax benefit (expense)	$72,000	$(3,813)	$(5,831)	$(4,818)	$2,812
Tax on equity income	21	(176)	(303)	(435)	(265)
Net income adjustments:
Impact of change in federal tax rate	(81,157)	—	—	(617)	—
Income tax offset on net income adjustments	(622)	(726)	236	(394)	(3,299)
Income taxes on non-GAAP operating income	$(9,758)	$(4,715)	$(5,898)	$(6,264)	$(752)

Income taxes on non-GAAP operating income before benefits of LIHTC investments	$(10,770)	$(5,642)	$(6,824)	$(7,148)	$(1,841)
Amounts related to LIHTC investments	1,012	927	926	884	1,089
Income taxes on non-GAAP operating income	$(9,758)	$(4,715)	$(5,898)	$(6,264)	$(752)